UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                     9/20/04
                Date of Report (Date of earliest event reported)

                               SAFECO CORPORATION
               (Exact name of registrant as specified in Charter)

                          WASHINGTON 1-6563 91-0742146
                    (State or other (Commission (IRS Employer
                jurisdiction of File Number) Identification No.)
                                 incorporation)

                     Safeco Plaza, Seattle, Washington 98185
              (Address of principal executive officers) (Zip Code)

                                 (206) 545-5000
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On September  20, 2004,  Safeco  Corporation  issued a press  release,  filed as
Exhibit 99.1, announcing its estimate of losses from Hurricane Frances.

Item 9.01. Financial Statements and Exhibits

Exhibit 99.1 - Press release "Safeco Estimates Losses from Hurricane Frances" dated September 20, 2004.

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                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     SAFECO CORPORATION
                                     ---------------------------
                                     Registrant

Date:  September 21, 2004
                                     /s/ Maurice S. Hebert
                                     ---------------------------
                                     Maurice S. Hebert
                                     Vice President and Corporate Controller